UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 16, 2005

                                Jove Corporation
                                ----------------
             (Exact Name of Registrant as Specified in its Charter)



        Michigan                       0-12123                  38-2459626
        --------                       -------                  ----------
(State or other jurisdiction of  (Commission File Number)   (IRS Employer
 incorporation or jurisdiction)                           Identification Number)



    3035 Oakshire, Berkley, Michigan                        48072
    ---------------------------------                       ------
  (Address of principal executive office)                (Zip Code)

  Registrant's telephone number, including area code: (248) 542-6111

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.01 Changes in Registrant's Certifying Accountant.

On August 16, 2005, Jove Corporation (the "Company") received verbal notification from representatives of Virchow, Krause & Company, LLP ("Virchow, Krause")of their decision not to stand for re-election as the Company's independent public accounting firm for the fiscal year ending December 31, 2005, and that, as a result, the client-auditor relationship between the Company and Virchow, Krause will cease upon completion of Virchow, Krause's review of the Company's consolidated financial statements for the quarter ending September 30, 2005, and the filing of the Quarterly Report on Form 10-QSB for the quarter ending September 30, 2005. Prior to receiving the notification from Virchow, Krause, the Company's Board of Directors had not recommended or approved a decision to change the Company's independent public accounting firm. The Board of Directors will contact other independent public accounting firms and will engage a new independent public accounting firm as soon as reasonably practicable.

The audit report of Virchow, Krause on the consolidated financial statements of the Company as of and for the year ended December 31, 2004 contained a separate paragraph stating:

"The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 15 to the consolidated financial statements, the Company has incurred significant losses in 2004 and 2003 and requires outside capital in order to fund ongoing operating expenses and to finance its developmental software. These conditions raise substantial doubt about its ability to continue as a going concern. The ability of the Company to continue as a going concern is dependant on obtaining this financing. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."


During the fiscal years ended December 31, 2004 and 2003, and through August 16, 2005, there were (i) no disagreements with Virchow, Krause on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Virchow, Krause, would have caused Virchow, Krause to make reference to the subject matter in connection with their opinion on the Company's Consolidated Financial Statements for such years; and (ii) there were no reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B.

The Company provided Virchow, Krause with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Virchow, Krause furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. Attached as Exhibit 16 to this Current Report on Form 8-K is a copy of Virchow, Krause's letter to the Securities and Exchange Commission dated August 22, 2005.


Item 9.01.        Financial Statements and Exhibits.

(a)         Financial Statements of Businesses Acquired.

            Not applicable.

(b)         Pro Forma Financial Information.

            Not applicable.

(c)         Exhibits

Exhibit
Number         Description
-------        -----------

     16 Letter from Virchow, Krause & Company, LLP to the Securities and Exchange Commission dated August 22, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                JOVE CORPORATION


Dated:  August 22, 2005                   By:  /s/ Clifton S. Crockatt
                                          -------------------------------------
                                          Clifton S. Crockatt
                                          President and Chief Executive Officer


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